5. Loans and Allowance for Loan Losses	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements
Loans And The Allowance For Loan Losses [Text Block]
5. Loans and Allowance for Loan Losses

Classification of loans as of December 31 was as follows:

	2011	2010
Commercial	$62,609	$138,325

Agricultural	61,251	78,086

Agricultural Real Estate	60,523	46,361
Commercial Real Estate	235,103	205,301
Commercial Real Estate Development	58,279	88,402
Residential Real Estate	97,172	90,869
Total real estate	451,077	430,933

Consumer	46,084	56,730
Total	$621,021	$704,074

At December 31, 2011 and 2010, the Corporation held $235,103 and $205,301 in commercial real estate loans and $58,279 and $88,402 in commercial real estate development loans, respectively. Combined, these loan types comprised 47.2% and 41.7% of total loans at December 31, 2011 and 2010, respectively.  Generally, these loans are collateralized by the real estate being financed. The loans are expected to be repaid from cash flows or from proceeds of sale of the real estate of the borrowers.

At December 31, 2011 and 2010, the Corporation held $61,251 and $78,086 in agricultural production loans and $60,523 and $46,361 in agricultural real estate loans, respectively. Combined, these loan types comprised 19.6% and 17.6% of total loans at December 31, 2011 and 2010, respectively.  Generally, these loans are collateralized by the assets of the borrower. The loans are expected to be repaid from cash flows or from proceeds of sale of selected assets of the borrowers.

Affecting the loan balance changes in 2011 was the impact of an adjustment of loan classification in 2010 from a product categorization to a collateral categorization in response to our internally revised reporting standards.  The primary impact of this classification change was a shift of $36,075 in loans formerly classified as commercial loans to commercial real estate loans.

During 2011, the Corporation experienced a higher level of charge-offs due to a continued general economic decline particularly in the commercial sector. Accordingly, with the increased charge-offs and the impact of a higher level of non-performing loans, the Corporation recorded a provision for loan losses of $51,803 in 2011 an increase of $11,253, or 27.8%, from the 2010 provision for loan losses of $40,550.

During 2011, in evaluating the adequacy of the allowance for loan losses, the Corporation implemented a loan migration analysis to further analyze the risk in the loan portfolio based on previous loan risk rating, current loan risk rating and charge off history associated with each individual loan pool.  The loans risk-rated 1 through 4 (“pass loan pools”) related to loan classifications that have experienced high historical losses during the past three years of economic downturn have been adjusted with negative qualitative adjustments to reflect the estimation of future losses within these pools based on the most recent migration analysis.  The loss migration analysis of these pass loan pools reflected less than a 1% charge off rate compared to a significantly higher charge off rate for loans with risk ratings of 5 and 6 (“substandard loan pools”).  These qualitative adjustments to the pass loan pool component of the ALLL analysis reflect the results of this migration analysis, as well as the seasoned nature of the loans comprising the pass loan pool that have been evaluated by an independent loan review process with over 80% loan review penetration.

The Corporation is also using migration analysis to analyze the risk in the substandard loan pools.  The migration analysis tracks all classified loans and the resulting charge offs that have resulted from these classified loans.  In certain loan sectors, the qualitative adjustment factors have been increased due to the risks reflected in the most recent migration analysis.  This is primarily in loan sectors, such as commercial real estate, where the Corporation has experienced recent elevated charge off history.

The following table presents the balance in the allowance for loan losses and the recorded investment in loans based on portfolio segment and impairment method as of December 31, 2011.

	Commercial	Agricultural	Agricultural Real Estate	Commercial Real Estate	Commercial Real Estate Development	Residential Real Estate	Consumer	Unallocated	Total
Allowance for Loan Losses
Balance, beginning of year	$4,435	$99	$107	$6,029	$15,526	$1,897	$1,595	$38	$29,726
Provision charged to expense	4,494	(35)	2,675	24,479	14,564	4,489	1,175	(38)	51,803
Less: loans charged off	4,059	16	2,242	18,951	21,401	3,541	1,667	-0-	51,877
Recoveries	370	7	8	49	82	10	235	-0-	761
Balance, end of year	$5,240	$55	$548	$11,606	$8,771	$2,855	$1,338	$-0-	$30,413
Ending Balance: individually evaluated for impairment	$2,632	$-0-	$229	$2,337	$8,215	$1,584	$219	$-0-	$15,216
Ending Balance: collectively evaluated for impairment	$2,608	$55	$319	$9,269	$556	$1,271	$1,119	$-0-	$15,197

Loans
Ending Balance	$62,609	$61,251	$60,523	$235,103	$58,279	$97,172	$46,084	$-0-	$621,021
Ending Balance: individually evaluated for impairment	$4,803	$-0-	$5,530	$35,042	$45,944	$11,291	$1,680	$-0-	$104,290
Ending Balance: collectively evaluated for impairment	$57,806	$61,251	$54,993	$200,061	$12,335	$85,881	$44,404	$-0-	$516,731

The following table presents the balance in the allowance for loan losses and the recorded investment in loans based on portfolio segment and impairment method as of December 31, 2010.

	Commercial	Agricultural	Agricultural Real Estate	Commercial Real Estate	Commercial Real Estate Development	Residential Real Estate	Consumer	Unallocated	Total
Allowance for Loan Losses
Balance, beginning of year	$181	$129	$1,181	$2,661	$3,022	$3,419	$1,059	$423	$12,075
Provision charged to expense	9,134	(173)	(1,054)	4,828	25,681	745	1,774	(385)	40,550
Less: loans charged off	4,888	-0-	68	1,460	13,177	2,267	1,306	-0-	23,166
Recoveries	8	143	48	-0-	-0-	-0-	68	-0-	267
Balance, end of year	$4,435	$99	$107	$6,029	$15,526	$1,897	$1,595	$38	$29,726
Ending Balance: individually evaluated for impairment	$1,004	$-0-	$-0-	$3,425	$6,906	$484	$426	$-0-	$12,245
Ending Balance: collectively evaluated for impairment	$3,431	$99	$107	$2,604	$8,620	$1,413	$1,169	$38	$17,481

Loans
Ending Balance	$138,325	$78,086	$46,361	$205,301	$88,402	$90,869	$56,730	$-0-	$704,074
Ending Balance: individually evaluated for impairment	$2,085	$-0-	$-0-	$18,130	$18,334	$3,873	$734	$-0-	$43,156
Ending Balance: collectively evaluated for impairment	$136,240	$78,086	$46,361	$187,171	$70,068	$86,996	$55,996	$-0-	$660,918

Changes in the allowance for loan losses for the year ended December 31, 2009 were as follows:

Balance, January 1	$5,064
Provision for Loan Losses	11,602
Loans charged off	(4,256)
Recoveries of loans previously charged off	205
Balance, December 31	$12,075

Credit Quality Indicators
       The Corporation categorizes loans into risk categories based on relevant information about the ability of borrowers to service their debt such as current financial information, historical payment experience, credit documentation, public information and current economic trends among other factors. The Corporation analyzes loans individually by classifying the loans as to credit risk. This analysis is performed on all loans at origination and regularly reviewed by the Risk Management department.

The Corporation has established a uniform internal risk rating methodology for commercial loans utilizing risk grades from 1 through 7, with 1 being considered “prime quality” and the rating of 7 being considered “doubtful.” A summary of the general definitions for the risk ratings follows:

1
Prime Quality: This category includes all obligors whose balance sheet, current position, capitalization, profitability and cash flow have been demonstrated to be consistently of such high quality that the potential for significant disruption in their financial performance is virtually nonexistent. Such borrowers have excellent management in place with depth, well defined and established product lines or services, and operate businesses generally isolated from the normal influences of the business cycle.

2
High Quality: Borrowers assigned this rating are considered above average with high quality and excellent credit standards based on leverage, liquidity and debt coverage ratios, as well as having excellent management in critical areas.

3	Satisfactory “Average” Quality: This category includes borrowers that have average leverage, liquidity and debt service ratios that compare favorably with industry standards.

4
Low Pass: This risk rating includes borrowers that have below average leverage, liquidity and debt service coverage ratios and management that may not be as solid on a historical basis or may compare less favorably with industry standards but are still considered acceptable.

5
Watch/Special Mention (OAEM): A borrower assigned to this rating category exhibits potential weaknesses or early warning signals that deserve close monitoring by management. If left uncorrected, these potential weaknesses may result in the borrower being unable to meet its financial obligations at some future date.

6
Substandard: A substandard rating is assigned to a borrower whose credit is inadequately protected by the paying capacity of the borrower, or by the collateral pledged, if any. Loans so classified have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. These credits are characterized by the distinct possibility that the Corporation will sustain some loss if deficiencies are not corrected.

7
Doubtful: Borrowers assigned to this rating category have all of the weaknesses inherent in a substandard rating with the added factor that the weaknesses are pronounced to the point where, on the basis of current facts, conditions and values, collection or liquidation in full is highly questionable or improbable. While the possibility of loss is extremely high, the existence of specific pending factors, which may work to the borrower’s advantage, warrants that the estimated loss be deferred until a more exact status can be determined.

The Corporation classifies consumer loans in the risk rating classifications of Pass, Special Mention, Substandard and Doubtful. These classifications generally conform to the risk rating methodology for commercial loans as follows: Pass - risk rating 1 through 4; Special Mention - risk rating 5; Substandard - risk rating 6; Doubtful - risk rating 7.

The following tables present the credit risk profile of the Corporation’s loan portfolio based on rating category and payment activity as of December 31, 2011:

Commercial Credit Exposure: Credit Risk Profile by Creditworthiness Category

Risk Rating:	Commercial	Agricultural	Agricultural Real Estate	Commercial Real Estate	Commercial Real Estate Development	Total
1-2	$4,509	$25,979	$14,832	$26,075	$376	$71,771
3	30,037	27,348	24,142	87,772	8,348	177,647
4	18,892	7,096	13,434	54,909	1,744	96,075
5	1,970	381	1,769	4,582	-0-	8,702
6	7,201	447	4,647	61,111	35,673	109,079
7	-0-	-0-	1,699	654	12,138	14,491
Total	$62,609	$61,251	$60,523	$235,103	$58,279	$477,765

Consumer Credit Exposure: Credit Risk Profile by Creditworthiness Category

Risk Rating:	Residential Real Estate	Consumer	Total
Pass	$83,381	$42,826	$126,207
Special Mention	253	125	378
Substandard	13,358	3,113	16,471
Doubtful	180	20	200
Total	$97,172	$46,084	$143,256

 The following tables present the credit risk profile of the Corporation’s loan portfolio based on rating category and payment activity as of December 31, 2010:

Commercial Credit Exposure: Credit Risk Profile by Creditworthiness Category

Risk Rating:	Commercial	Agricultural	Agricultural Real Estate	Commercial Real Estate	Commercial Real Estate Development	Total
1-2	$3,921	$12,680	$5,346	$5,676	$52	$27,675
3	90,147	41,653	27,742	101,219	13,631	274,392
4	23,495	17,319	9,195	29,985	8,744	88,738
5	3,370	2,994	3,385	25,814	22,414	57,977
6	17,392	3,440	693	42,607	43,561	107,693
7	-0-	-0-	-0-	-0-	-0-	-0-
Total	$138,325	$78,086	$46,361	$205,301	$88,402	$556,475

Consumer Credit Exposure: Credit Risk Profile by Creditworthiness Category

Risk Rating:	Residential Real Estate	Consumer	Total
Pass	$81,504	$53,958	$135,462
Special Mention	314	147	461
Substandard	9,051	2,539	11,590
Doubtful	-0-	86	86
Total	$90,869	$56,730	$147,599

The following table presents the Corporation’s loan portfolio aging analysis as of December 31, 2011:

	30-59 Days Past Due	60-89 Days Past Due	>90 Days Past Due	Total Past Due	Total Current	Total Loans	>90 Days and Accruing
Commercial	$1,205	$248	$63	$1,516	$57,411	$58,927	$63
Agricultural	-0-	-0-	-0-	-0-	61,251	61,251	-0-
Agricultural Real Estate	80	18	-0-	98	54,895	54,993	-0-
Commercial Real Estate	3,631	1,702	1,588	6,921	195,302	202,223	1,588
Commercial Real Estate Development	-0-	114	-0-	114	14,656	14,770	-0-
Residential Real Estate	3,308	342	-0-	3,650	84,877	88,527	-0-
Consumer	540	349	-0-	889	44,194	45,083	-0-
Non-Accrual	4,375	7,414	62,579	74,368	20,879	95,247	-0-
Total	$13,139	$10,187	$64,230	$87,556	$533,465	$621,021	$1,651

The following table presents the Corporation’s loan portfolio aging analysis as of December 31, 2010:

	30-59 Days Past Due	60-89 Days Past Due	>90 Days Past Due	Total Past Due	Total Current	Total Loans	> 90 Days and Accruing
Commercial	$2,221	$420	$222	$2,863	$126,621	$129,484	$222
Agricultural	284	-0-	-0-	284	75,892	76,176	-0-
Agricultural Real Estate	249	-0-	-0-	249	45,667	45,916	-0-
Commercial Real Estate	3,288	1,324	1,140	5,752	173,890	179,642	1,140
Commercial Real Estate Development	669	-0-	-0-	669	50,642	51,311	-0-
Residential Real Estate	4,340	1,601	199	6,140	77,970	84,110	199
Consumer	681	156	-0-	837	55,176	56,013	-0-
Non-Accrual	846	8,390	53,393	62,629	18,793	81,422	-0-
Total	$12,578	$11,891	$54,954	$79,423	$624,651	$704,074	$1,561

A loan is considered impaired, in accordance with the impairment accounting guidance (ASC 310-10-35-16), when based on current information and events it is probable the Corporation will be unable to collect all amounts due from the borrower in accordance with the contractual terms of the loan. Impaired loans include non-performing loans but also include loans modified in troubled debt restructurings where concessions have been granted to borrowers experiencing financial difficulties. These concessions could include a reduction in the interest rate on the loan, payment extensions, forgiveness of principal, forbearance or other actions intended to maximize collection.

The following table presents impaired loans for the year ended December 31, 2011:

	Recorded Balance	Unpaid Principal Balance	Specific Allowance	Average Investment in Impaired Loans	Interest Income Recognized	Interest Income Recognized - Cash Basis
With no related allowance recorded:
Commercial	$1,300	$1,631	$-0-	$5,593	$74	$77
Commercial Real Estate	33,494	55,356	-0-	24,916	721	861
Commercial Real Estate Development	23,970	46,275	-0-	25,961	323	371
Residential Real Estate	7,305	9,773	-0-	5,993	173	205
Consumer	1,119	1,359	-0-	559	50	54
With an allowance recorded:
Commercial	$3,566	$3,566	$2,632	$2,737	$148	$165
Commercial Real Estate	8,666	8,666	2,566	13,398	424	478
Commercial Real Estate Development	21,974	21,974	8,215	20,241	1,335	1,420
Residential Real Estate	3,986	4,365	1,584	3,930	157	172
Consumer	561	561	219	665	23	24
Total:
Commercial	$92,970	$137,468	$13,413	$92,845	$3,025	$3,372
Residential	$11,291	$14,138	$1,584	$9,923	$330	$377
Consumer	$1,680	$1,920	$219	$1,224	$73	$78

Interest income recognized on impaired loans includes interest accrued and collected on the outstanding balance of accrued impaired loans as well as interest cash collections on non-accruing impaired loans for which ultimate collectability is uncertain.

The following table presents impaired loans for the year ended December 31, 2010:

	Recorded Balance	Unpaid Principal Balance	Specific Allowance	Average Investment in Impaired Loans	Interest Income Recognized	Interest Income Recognized - Cash Basis
With no related allowance recorded:
Commercial	$9,887	$11,660	$-0-	$5,874	$36	$51
Commercial Real Estate	12,903	13,220	-0-	8,915	480	548
Commercial Real Estate Development	26,695	36,909	-0-	21,573	225	258
Residential Real Estate	4,680	5,306	-0-	5,591	96	140
Consumer	-0-	-0-	-0-	-0-	-0-	-0-
With an allowance recorded:
Commercial	$1,908	$2,095	$1,004	$1,384	$59	$84
Commercial Real Estate	18,130	18,130	3,425	9,065	77	326
Commercial Real Estate Development	18,507	18,507	6,906	14,444	428	775
Residential Real Estate	3,873	3,873	484	3,505	82	92
Consumer	768	735	426	679	14	16
Total:
Commercial	$88,030	$100,521	$11,335	$61,254	$1,305	$2,042
Residential	$8,553	$9,179	$484	$9,096	$178	$232
Consumer	$768	$735	$426	$679	$14	$16

Included in certain loan categories in the impaired loans are troubled debt restructuring, where economic concessions have been granted to borrowers who have experienced financial difficulties.  These concessions typically result from our loss mitigation activities and could include reductions in the interest rate, payment extensions, forgiveness of principal, forbearance or other actions.  Troubled debt restructurings are considered impaired at the time of restructuring and typically are returned to accrual status after considering the borrower’s sustained repayment performance, as agreed, for a reasonable period of at least six months, or once the granted concessions have ended or are no longer applicable.

When a loan is modified into a troubled debt restructuring, the Corporation evaluates any possible impairment similar to other impaired loans based on the present value of expected future cash flows, discounted at the contractual interest rate of the original loan agreement, and uses the current fair value of the collateral, less selling costs for collateral dependent loans.  If the Corporation determines that the value of the modified loan is less than recorded investment in the loan (net of previous charge-offs, deferred loan fees or costs and unamortized premium or discount), impairment is recognized through an allowance estimate or a charge-off to the allowance for loan losses.  In periods subsequent to modification, the Corporation evaluates all troubled debt restructurings, including those that have payment defaults, for possible impairment through the allowance for loan losses.

During the quarter ended September 30, 2011, the Corporation adopted ASU 2011-02, “A Creditor’s Determination of Whether a Restructuring is a Troubled Debt Restructuring.”  The amendments in ASU 2011-02 require prospective application of the impairment measurement guidance in ASC 310-10-35 for those receivables newly identified as impaired.  As a result of adopting ASU 2011-02, the Corporation reassessed all restructurings that occurred on or after January 1, 2011, the beginning of our current fiscal year, for identification as troubled debt restructurings.  The Corporation identified no loans as troubled debt restructurings for which the allowance for loan losses had previously been measured under a general allowance for credit losses methodology.  Therefore, there was no additional impact to the allowance for loan losses as a result of the adoption.

The following tables present the recorded balance of troubled debt restructurings as of December 31, 2011 and December 31, 2010.

	December 31, 2011
	Total Troubled Debt	Troubled debt restructurings performing in accordance with modified terms		Troubled debt restructurings not performing in accordance
	Restructurings	Accruing	Nonaccrual	with modified terms

Commercial	$928	$928	$0	$0
Agricultural	0	0	0	0
Agricultural Real Estate	0	0	0	0
Commercial Real Estate	11,588	506	0	11,082
Commercial Real Estate Development	2,711	0	0	2,711
Residential Real Estate	3,963	1,618	884	1,461
Consumer	188	145	43	0
Total	$19,378	$3,197	$927	$15,254

	December 31, 2010
	Total Troubled Debt	Troubled debt restructurings performing in accordance with modified terms		Troubled debt restructurings not performing in accordance
	Restructurings	Accruing	Nonaccrual	with modified terms

Commercial	$0	$0	$0	$0
Agricultural	0	0	0	0
Agricultural Real Estate	0	0	0	0
Commercial Real Estate	16,091	6,327	0	9,764
Commercial Real Estate Development	5,293	5,293	0	0
Residential Real Estate	1,570	875	545	150
Consumer	432	320	43	69
Total	$23,386	$12,815	$588	$9,983

The following table presents loans modified as troubled debt restructurings during the year ended December 31, 2011:

	Number of	Recorded
	Modifications	Investment
Commercial	1	$928
Agricultural	0	0
Agricultural Real Estate	0	0
Commercial Real Estate	1	506
Commercial Real Estate Development	0	0
Residential Real Estate	13	2,463
Consumer	0	0
Total	15	$3,897

During the year ended December 31, 2011, the Corporation modified thirteen residential real estate loans with a recorded investment of $2,463 prior to modification which were deemed troubled debt restructurings.  A total of twelve modifications totaling $2,234 were in conjunction with the Federal Home Affordable Modification program (HAMP).  These modifications generally involved a reduction in the contractual interest rate or an adjusted loan amortization schedule.  One of the modifications, with a recorded investment of $229 was completed outside of the HAMP program and resulted in a reduction of the contractual interest rate and extension of the loan’s maturity date.  Of these residential troubled debt restructurings, eight were considered to be collateral dependent, and the modifications resulted in the recording of a specific allowance of $467, based upon the fair value of the collateral.

In addition, the Corporation modified one commercial loan during the year ended December 31, 2011 which had a recorded investment of $928 prior to modification and was deemed a troubled debt restructuring.  The Corporation modified the loan payment terms to grant an interest only payment period.  Based on the fair value of the collateral, no specific reserve was determined necessary for this loan.

The Corporation modified one commercial real estate loan during the year ended December 31, 2011 which had a recorded investment of $506 prior to modification and was deemed a troubled debt restructuring.  The Corporation modified the loan payment terms to grant a concession by lengthening the amortization. Based on the fair value of the collateral, no specific reserve was determined necessary for this loan.

Specific loss allowances are included in the calculation of estimated future loss ratios, which are applied to the various loan portfolios for purposes of estimated future losses.  Management considers the level of defaults within the various portfolios when evaluating qualitative adjustments used to determine the adequacy of the allowance for loan losses.

During the year ended December 31, 2011, seven out of a total of thirty-four troubled debt restructuring loans held by the Corporation were either charged down or charged off by a total of $2,774.  These loans were primarily commercial real estate or commercial real estate development loans.  Since these loans were collateral dependent, they were written down to the fair market value of the collateral minus estimated selling costs.

Subsequent to December 31, 2011 1the Corporation executed four loan modifications approximating $1,200 deemed to be troubled debt restructurings. One of these loan modifications, in the amount of approximately $1,000, provided payment relief for a borrower by lowering the contractual interest rate and lengthening the loan amortization. The remaining three modifications were of minor amount and were deemed troubled debt restructurings due to concessions granted to the borrowers, such as modifications under the HAMP program or payment extensions that are not normally granted to other borrowers. One of the three minor amount modifications was non-performing when restructured. The remaining restructured loans were, and continue to be, performing.

The following table presents the Corporation’s non-accrual loans at December 31, 2011 and 2010. This table excludes accruing troubled debt restructurings.

	2011	2010
Commercial	$3,682	$8,841
Agricultural	-0-	1,910
Agricultural Real Estate	5,530	444
Commercial Real Estate	32,880	25,659
Commercial Real Estate Development	43,510	37,091
Residential Real Estate	8,644	6,760
Consumer	1,001	717
Total	$95,247	$81,422

Interest income that would have been recorded on these non-accrual loans in 2011, 2010 and 2009, had they remained current, was approximately $5,944, $5,694 and $3,256, respectively.

The Corporation’s subsidiary bank had loans outstanding to directors, executive officers and to their related interests (related parties) of the Corporation and its subsidiary bank of approximately $1,952, $2,404 and $9,394, at December 31, 2011, 2010 and 2009, respectively. These loans were made in the ordinary course of business on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with other customers and did not involve more than the normal risk of collectability. As a practice, the subsidiary bank does not make loans to its executive officers. A summary of the activity in 2011 for loans made to directors, executive officers or principal holders of common stock or to any associate of such persons for which the aggregate to any such person exceeds $60 at December 31, 2011 is as follows:

Balance January 1, 2011	Change in Related Parties	Additions	Payments	Balance December 31, 2011
$2,404	$(125)	$3,005	$3,332	$1,952